SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    Form 8-K

                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)
                       January 11, 1998 (January 8, 1999)



                        THE VILLAGE GREEN BOOKSTORE, INC.
             (Exact name of registrant as specified in its charter)



             New York                   0-00167             16-1181167
    (State of other jurisdiction      (Commission         (IRS Employer
         of incorporation)            File Number)      Identification No.)



                                766 Monroe Avenue
                            Rochester, New York 14607
                    (Address of Principal Executive Offices)

       Registrant's telephone number, including area code: (716) 461-5380











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                        THE VILLAGE GREEN BOOKSTORE, INC.

                                TABLE OF CONTENTS
                                       FOR
                           CURRENT REPORT ON FORM 8-K



Item 5.           Other . . . . . . . . . . . . . . . . . . . . . . . .     3

Item 7.           Exhibit  . . . . . . . . . . . . . . . . . . . . . . .    4

Signature          . . . . . . . . . . . . . . . . . . . . . . . . . . .    5



328888_1
                                        2

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         Item 5.   Other

         On January 8, 1999, The Village Green Bookstore, Inc., a New York corporation ("Village Green"), which has operated for the last twelve months while in Chapter 11reorganization proceedings, announced that it had determined that it would be necessary to commence a Going Out of Business sale at its flagship and only remaining store in Rochester and that it had no current plans to continue operations after concluding the sale, which requires Bankruptcy Court approval.

         The press release with respect to the above-described announcement is filed herewith as Exhibit 99.1.



                                        3

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         Item 7.   Exhibit

         (c) Exhibit. The following material is filed as an exhibit to this Current Report on Form 8-K:

Exhibit
Number                     Description of Exhibit
------                     ----------------------


99.1                       Press release





                                        4

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                                    SIGNATURE


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            THE VILLAGE GREEN BOOKSTORE, INC.
                                             Registrant


Date: January 11, 1999                      By:/s/Gary Robinson
                                               ------------------
                                                   Gary Robinson
                                                   President







                                        5

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                                INDEX TO EXHIBITS



                                                                    Sequential
                                                                          Page
Description                                                             Number


99.1              Press release                                              7





                                        6